Fixed assets, net	6 Months Ended
Jun. 30, 2012
Fixed assets, net
Fixed assets, net

4       Fixed assets, net

Fixed assets consist of vessels. Vessels’ cost, accumulated depreciation and changes thereto were as follows (in thousands):

	Vessel Cost	Accumulated Depreciation	Net Book Value
As of January 1, 2011	$2,629,136	$(355,653)	$2,273,483
Additions	1,074,646	(106,178)	968,468
As of December 31, 2011	$3,703,782	$(461,831)	$3,241,951
Additions	1,022,412	(66,907)	955,505
Disposal	(20,607)	15,802	(4,805)
As of June 30, 2012	$4,705,587	$(512,936)	$4,192,651

i.                             On February 16, 2012, the Company took delivery of the newbuilding 13,100 TEU vessel, the Hyundai Together, for a contract price of $168.5 million. The vessel has been deployed on a 12-year time charter with one of the world’s major liner companies.

ii.                          On February 28, 2012, the Company took delivery of the newbuilding 8,530 TEU vessel, the CMA CGM Melisande, for a contract price of $117.5 million. The vessel has been deployed on a 12-year time charter with one of the world’s major liner companies.

iii.                       On March 8, 2012, the Company took delivery of the newbuilding 13,100 TEU vessel, the Hyundai Tenacity, for a contract price of $168.5 million. The vessel has been deployed on a 12-year time charter with one of the world’s major liner companies.

iv.                      On May 3, 2012, the Company took delivery of the newbuilding 13,100 TEU vessel, the Hyundai Smart, for a contract price of $168.5 million. The vessel has been deployed on a 12-year time charter with one of the world’s major liner companies.

v.                         On June 7, 2012, the Company took delivery of the newbuilding 13,100 TEU vessel, the Hyundai Speed, for a contract price of $168.5 million. The vessel has been deployed on a 12-year time charter with one of the world’s major liner companies.

vi.                      On June 29, 2012, the Company took delivery of the newbuilding 13,100 TEU vessel, the Hyundai Ambition, for a contract price of $168.5 million. The vessel has been deployed on a 12-year time charter with one of the world’s major liner companies.

vii.                               On April 27, 2012, the Company sold and delivered the Montreal (ex Hanjin Montreal). The net sale consideration was $5.6 million and the Company recognized a gain on sale of $0.8 million during the six months ended June 30, 2012. Refer to Note 15, Sale of Vessel.

The residual value (estimated scrap value at the end of the vessels’ useful lives) of the fleet was estimated at $432.2 million as of June 30, 2012 and $361.5 million as of December 31, 2011. The Company has calculated the residual value of the vessels taking into consideration the 10 year average and the 5 year average of the scrap. The Company has applied uniformly the scrap value of $300 per ton for all vessels. The Company believes that $300 per ton is a reasonable estimate of future scrap prices, taking into consideration the cyclicality of the nature of future demand for scrap steel. Although the Company believes that the assumptions used to determine the scrap rate are reasonable and appropriate, such assumptions are highly subjective, in part, because of the cyclical nature of future demand for scrap steel.

The contract price of each newbuilding vessel, as discussed above, excludes any items capitalized during the construction period, such as interest expense and other predelivery expenses, which increase the total cost of each vessel recorded upon delivery under “Fixed Assets, net” in the condensed Consolidated Balance Sheets.